Value Driven Goldman Sachs Annual Power and Utility Conference New York City May 10, 2007

Exelon Investor Relations Contacts Inquiries concerning this presentation should be directed to: Exelon Investor Relations 10 South Dearborn Street Chicago, Illinois 60603 312-394-2345 312-394-4082 (Fax) For copies of other presentations, annual/quarterly reports, or to be added to our email distribution list please contact: Felicia McGowan, Executive Admin Coordinator 312-394-4069 Felicia.McGowan@ExelonCorp.com Investor Relations Contacts: Chaka Patterson, Vice President 312-394-7234 Chaka.Patterson@ExelonCorp.com JaCee Burnes, Director 312-394-2948 JaCee.Burnes@ExelonCorp.com Marybeth Flater, Manager 312-394-8354 Marybeth.Flater@ExelonCorp.com Len Epelbaum, Principal Analyst 312-394-7356 Len.Epelbaum@ExelonCorp.com

Forward-Looking Statements This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from these forward-looking statements include those discussed herein as well as those discussed in (1) Exelon's 2006 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management's Discussion and Analysis of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and Supplementary Data: Note 18; (2) Exelon's First Quarter 2007 Quarterly Report on Form 10-Q in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part I, Financial Information, ITEM 1. Financial Statements: Note 13; and (3) other factors discussed in filings with the Securities and Exchange Commission (SEC) by Exelon Corporation, Commonwealth Edison Company, PECO Energy Company and Exelon Generation Company, LLC (Companies). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this presentation. None of the Companies undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this presentation. This presentation includes references to adjusted (non-GAAP) operating earnings that exclude the impact of certain factors. We believe that these adjusted operating earnings are representative of the underlying operational results of the company. Please refer to the appendix to the presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings.

The Exelon Story - Value Driven Premier U.S. nuclear generator uniquely positioned to capture market opportunities through operational and commercial excellence Primary source of Exelon's value going forward ~9% annual operating EPS growth since inception Continued strong growth trend through 2011 Strong balance sheet and financial discipline New value return policy Experienced management team Predictable source of earnings through transition period; preparing for 2011 Completed the transition to a "wires-only" business with a regulatory recovery plan in place

'06 Earnings(1): $1,275M '07E Earnings(3): $2,280 - $2,420M '06 EPS(1): $1.88 '07 EPS Guidance(3): $3.40 - $3.60 Total Debt(4): $1.8B Credit Rating(5): BBB+ The Exelon Companies Pennsylvania Utility Illinois Utility Nuclear, Fossil, Hydro & Renewable Generation Power Marketing '06 Earnings(1): $528M $455M '07E Earnings(3): $65 - $125M $400 - $420M '06 EPS(1): $0.78 $0.67 '07 EPS Guidance(3): $0.10 - $0.20 $0.60 - $0.65 Total Debt(4): $4.6B $4.2B Credit Ratings(5): BBB A- '06 Operating Earnings(1): $2.2B '07E Operating Earnings(3): $2.7 - $2.9B '07 EPS Guidance(2): $4.00 - $4.30 Assets (12/31/06): $44.3B Total Debt (12/31/06): $13.0B Credit Rating(5): BBB (1) 2006 Adjusted (Non-GAAP) Operating Earnings and Operating EPS (2) 2007 Operating EPS guidance presented on 12/12/2006, and reaffirmed on 4/25/07 (3) Estimated 2007 Adjusted (Non-GAAP) Operating Earnings and 2007 Operating Earnings Guidance per Exelon share (4) As of 12/31/06 (5) Standard & Poor's senior unsecured debt ratings for Exelon and Generation and senior secured debt ratings for ComEd and PECO as of 5/4/07

Q1 2007 Highlights Strong financial and operating results Higher generation margins Increased nuclear output with fewer outage days Offset by lower ComEd results and higher O&M costs across Exelon ComEd completed transition to wires-only business Implemented customer rate relief programs, including residential rate phase-in plan Filed transmission rate case Q1 2007 earnings primarily driven by higher margins at Generation and the end of ComEd's regulatory transition period (1) Excludes $0.04 per share unfavorable impact versus normal in Q1 2006 and no impact versus normal in Q1 2007 Financial Performance Q1 2006 Q1 2007 Q1 2007 2007 Guidance Adjusted (non-GAAP) Operating EPS Adjusted (non-GAAP) Operating EPS Operating $0.62 $1.07 $1.07 $4.00 - $4.30 Weather Normalized (1) $0.66 $1.07 $1.07 ~9% Average Annual Growth Adjusted (non-GAAP) Operating EPS

2007 Quarterly EPS Profile Q1 Q2 Q3 Q4 2003-2006 Average 22% 25% 31% 22% 2006 Actual 19% 27% 32% 22% 2007 Consensus (1) 24% 24% 28% 24% 2007 Estimated 25-27%(2) 21-24% 26-29% 23-26% Quarterly Operating EPS by Percentage of Full Year: Starting this year, Exelon's earnings will have a slightly different quarterly distribution than in prior years Source: Thomson First Call at 5/4/07 Based on percentage of actual Q1 operating EPS of $1.07 to full year guidance range 2006 Weather and storms Nuclear generation Other one-time items 2007 Energy margins moving from ComEd to Genco ComEd PPA roll off PPA had shaped monthly price; auction price more level More market sales Timing of hedging activities Factors driving changes in quarterly EPS profile:

ComEd 2007 Operating EPS As a "wires-only" company, ComEd is expected to earn less on an operating basis in 2007 than in prior years due to the end of the transition period in Illinois and related transition revenues. The unfavorable ICC Order in the Distribution Case and continued regulatory lag further reduces ComEd's 2007 earnings 2006 Actual RNF O&M Depreciation / Amortization Interest Expense Other $0.10 - $0.20 $65M - $125M $0.78 $528M $(0.51) $(0.09) $0.00 $(0.06) 2007 Guidance (2) NOTE: See "Key Assumptions" slide in Appendix (1) Variance driven by nonrecurring credit in 2006 (2) Reflects the 12/20/06 ICC amended order on the rehearing of ComEd's Distribution Rate Case $0.02 Key Items: Recovery of Manufactured Gas Plant cost - ($0.04) (1) Inflation - ($0.02) Pension & benefits - ($0.02) $0.01 Weather Depr. - ($0.02) Amort. - $0.02

ComEd
An Exelon Company

ComEd Operating Earnings: Next Five Years



2011 Assumptions (1)
Rate base: ~$9.6B
Equity (2): ~45%
ROE: ~10%
$528M
2007 Assumptions
Rate Base: ~$8.1B
Equity (2): ~43%
ROE: ~2.0 – 3.5%
$65M - $125M
~$430M
2006 Actual
2007 Guidance
2011 (1)

ComEd Key Issues

- Roll-out of optional residential rate phase-in and other customer rate relief programs
- Regulatory recovery plan
  - Transmission rate case filed March 1st (No. ER07-583)
  - Distribution rate case filing expected late Q2 '07
- Rate Design docket (No. 07-0166)
- Potential rate freeze legislation
- Actively engaged in discussions of alternatives to rate freeze

After 2007, assuming no rate freeze legislation or similar event, ComEd's earnings are expected to increase as regulatory lag is reduced over time through regular rate requests, putting ComEd on a path toward appropriate returns

NOTE: See "Key Assumptions" slide in Appendix

(1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results

(2) Reflects equity based on definition provided in most recent ICC distribution rate case order (book equity less goodwill). Projected book equity ratio in 2007 is 58%

10

ComEd Transmission Filing Summary Filed with FERC on March 1, 2007 Expected to increase average residential customer bill by ~1.5% Filing includes: $147 million increase in annual revenue requirement 11.70% base ROE plus 0.50% adder for RTO participation and 1.50% incentive adder for major system expansion projects 58% equity ratio (12/31/05 actual; adjusted for the 2006 goodwill impairment) Formula proposal that would adjust transmission rates annually based on historical costs for the prior year plus current year plant additions and CWIP Subject to FERC approval, requested to be effective May 2007 Since last transmission rate update in 2003 through 2007, ComEd will have invested more than $800 million in transmission-related plant to meet increasing demand and improve reliability CWIP = Construction work in progress

ICC Rate Design Docket (No. 07-0166) Key Dates Docket Initiation - March 2 Status Hearing - March 14 ComEd Informational Testimony - April 3 Ameren Informational Testimony - April 3 Workshops - Ameren - 11 a.m. April 11 (Springfield Location) Workshops - ComEd - 11 a.m. April 12 (Chicago Location) Simultaneous Direct Testimony - May 4 (All parties) Simultaneous Rebuttal Testimony - June 1 Hearings begin - June 11 Hearings end - June 13 Proposed Order - Mid/Late June Simultaneous Initial Briefs - June 29 Simultaneous Reply Briefs - July 10 Commission Order - Mid-September

PECO's operating earnings are expected to decrease slightly from 2006 to 2007 primarily due to increasing CTC amortization 2006 Actual (2) 2007 Guidance (2) $0.67 $451M $(0.07) $0.04 $0.00 $(0.07) $0.60 - $0.65 $400M - $420M RNF O&M CTC Amortization / Depreciation Other PECO 2007 Operating EPS NOTE: See "Key Assumptions" slide in Appendix Variance primarily driven by nonrecurring credits in 2006 Adjusted for ($4M) preferred securities from HoldCo $0.05 Weather Key Items: Storms - $0.03 Inflation - ($0.01) Pension & benefits - ($0.01) Key Items: ITC & R&D Credit (Net of Fees (1)) - ($0.05) Taxes other than income - ($0.03) $0.00 Interest Expense

PECO Operating Earnings: Next Five Years



$400M - $420M
2011 Assumptions (1)
Rate Base: ~$4.7B
Equity: ~50%
ROE: ~10%
~$235M
2007 Guidance
2011 (1)

PECO's Post-2010 Planning

- Provider of Last Resort (POLR) and Alternative Energy Portfolio Standard (AEPS) rulemakings are PUC priorities
- PUC issued revised POLR rulemaking 2/8/07; expects to issue final regulations by mid-2007
- PUC's revised rules provide competitive procurement framework with full cost recovery
- Governor announced Energy Independence Initiative on 2/1/07
- Pursue workable strategies for PECO
  - AEPS early procurement (petition filed March 19th with the PUC)
  - POLR procurement phase-in

PECO is expected to provide a predictable source of earnings to Exelon through the remainder of the transition period

NOTE: See "Key Assumptions" slide in Appendix

(1) Provided solely for illustrative purposes, not intended as earnings guidance. The earnings figure represents a possible scenario that is based on the assumptions shown above as well as assumptions about other factors, including, but not limited to, judgments about changes in load growth, spending and ratemaking proceedings, as well as future economic, competitive and financial market conditions, and the absence of adverse regulatory and legislative developments, all of which are subject to uncertainties and have not been subject to the same degree of analysis as we apply to 2007 forecasts. The scenario should not be relied upon as being necessarily indicative of future results

15

PECO Average Electric Rates


Electric Restructuring Settlement
Current Post Transition Projections (2)
Unit Rates (¢/kWh) (1)
Energy / Capacity
Competitive Transition Charge
Transmission
Distribution
10.67¢
+4.8%
11.18¢
11.18¢
+8.6%
12.14¢
4.92
5.43
5.43
9.09
2.70
2.70
2.70
0.46
0.46
0.46
0.46
2.59
2.59
2.59
2.59
2006
2007
2008 - 2010
2011
Projected 2011 rates reflect the end of PECO's transition period and the termination of the CTC

(1) Rates increased from original settlement by 1.6% to reflect the roll-in of increased Gross Receipts Tax and $0.02/kWh for Universal Service Fund Charge and Nuclear Decommissioning Cost Adjustment

(2) Assumes $53.71/MWh PJM West ATC price (2011) with a $7.29/MMBTU gas price at Henry Hub as of 1/17/07 per The Northbridge Group. The forecast does not include any impacts of recent PJM RPM auction results or proposed carbon legislation

16

Exelon Generation 2007 Operating EPS Earnings growth is driven by the expiration of the below-market ComEd PPA, favorable market conditions, and a contractual price increase in the PECO PPA 2006 Actual 2007 Guidance $1.88 $1,275M $1.73 $(0.13) $0.07 $3.40 - $3.60 $2,280M - $2,420M RNF O&M Other NOTE: See "Key Assumptions" slide in Appendix Key Items: Inflation - ($0.06) Pension & benefits - ($0.04) Texas Construction & Operating License - ($0.03) Nuclear security - ($0.02) Fewer refueling outages - $0.03 Market Sensitivities As of 12/31/06 (After-Tax $M) 2007 +/- $1/mmBtu Gas $25 +/- 500 Btu/KWh ATC Heat Rate $25 +/- $10/MW-Day Capacity $10 Depreciation $(0.02) Interest Expense $(0.02)

Valuing Exelon Generation $ Millions Revenue Net Fuel (2) O&M and Other Expenses EBITDA (3) - Hedged EBITDA (3) - Un-Hedged Hedged - 2007 Un-Hedged - 2007 (1) Mid- Atlantic $2,650 $6,700 Midwest $4,050 ($2,600) $4,100 $4,700 Un-hedged ("Open") EBITDA plus upside from unique competitive position drives Exelon Generation's value Exelon Generation's Un-hedged EBITDA assumes that the PECO load is priced at current market prices and removes the impact of "in-the-money" hedges (prices as of 9/14/06) Exelon Generation's estimated total Revenue Net Fuel of $6,700M reflects the Midwest, Mid-Atlantic, South and Other Includes Nuclear Fuel Amortization; refer to last page of Appendix for a reconciliation of Net Income to EBITDA

Exelon Generation Operating Earnings Drivers: Next Five Years Exelon Generation is poised for earnings growth over the next five years driven by the end of the IL and PA transition periods and its unique competitive position 2007 Guidance NOTE: See "Key Assumptions" slide in Appendix (1) Differences in sensitivities are largely due to differences in the amount hedged in 2007 vs. 2011 $2,280M - $2,420M Market Sensitivities (1) As of 12/31/06 (After-Tax $M) 2007 2011 +/- $1/mmBtu Gas $25 $390 +/- 500 Btu/KWh ATC Heat rate $25 $340 +/- $10/MW-Day Capacity $10 $50 + $10/Ton Carbon N/A $660 + $50/lb Uranium $0 $(10) + $10/SWU (enrichment) $0 $(5) Exelon Generation's Competitive Position Large, low-cost, low-emissions, exceptionally well-run nuclear fleet Complementary and flexible fossil and hydro fleet Improving power market fundamentals (heat rates and capacity values) Potential carbon restrictions

New Jersey BGS Auction Results(1) ATC Forward Energy Price (2) Full-Requirements Costs ($/MWh): Higher full-requirements component due to increases in costs associated with capacity and congestion (1) For PSE&G (2) Range of forward market prices that traded during the 2006 and 2007 auctions. The 2006 auction occurred on Feb. 6-7, 2006, and the 2007 auction occurred on Feb. 5-7, 2007 $140/MW-Day Transmission and Congestion Migration Risk and Volumetric Risk Capacity Renewable Energy Load Shape and Ancillary Services

Carbon Value


Assumes Open Position at Exelon Generation
Increase in ExGen's Net Income ($ Millions)
3,000
2,500
2,000
1,500
1,000
500
-
Increase in ATC Price ($/MWh)
40
35
30
25
20
15
10
5
0
0
5
10
15
20
25
30
35
40
45
Carbon Credit ($/Ton)
McCain Lieberman Bill (1)
2010-11: $22/ton
EXC Market Sensitivity
2011: $10/ton
EIA Carbon Case (2)
2010: $31/ton
Europe Carbon Trading
2011: $21/ton

Carbon Value

Midwest

- ~90,000 GWhs in Midwest nuclear portfolio
- ~55% of time coal on the margin
- ~40% of time gas on the margin

Mid-Atlantic

- ~50,000 GWhs in Mid-Atlantic nuclear portfolio
- ~45% of time coal on the margin
- ~50% of time gas on the margin

Climate change legislation is expected to drive substantial gross margin expansion at Exelon Generation

(1) The Energy Information Administration (EIA) valuation of the McCain Lieberman Bill, EIA report number SR/OIAF/2003-02
(2) The EIA Carbon Stabilization Case (Case 4) dated March 2006, EIA report number SR/OIAF/2006-1
Note: Assumes below $45/ton carbon cost, no carbon reduction technology (e.g., sequestration) is economical

22

Nuclear Performance - Fuel Costs Uranium market prices have increased, but Exelon is managing its portfolio Reduced uranium demand by 25% Contracting strategy protects us and ensures we are significantly below current spot market prices through 2011 Uranium is small component of total production cost Expect long-term price to decrease due to increasing supply; stabilize based on cost of production Exelon Nuclear is managing fuel costs Exelon Uranium Cost vs. Market 0 10 20 30 40 50 60 70 80 90 100 2007 2008 2009 2010 2011 % of Market Price Exelon average re-load price Projected market price

Current Market Prices 2004, 2005 and 2006 are actual settled prices Real Time LMP (Locational Marginal Price) Next day over-the-counter market Average NYMEX settled prices 2007 information is a combination of actual prices through 4/30/07 and market prices for the balance of the year 2008 is forward market prices as of 4/30/07 Units 2004 1 2005 1 2006 1 2007 5 2008 6 PRICES (as of April 30, 2007) PJM West Hub ATC ($/MWh) 42.35 2 60.92 2 51.07 2 61.18 65.72 PJM NiHub ATC ($/MWh) 30.15 2 46.39 2 41.42 2 47.39 49.91 NEPOOL MASS Hub ATC ($/MWh) 52.13 2 76.65 2 59.68 2 73.03 80.87 ERCOT North On-Peak ($/MWh) 49.53 3 76.90 3 60.87 3 74.63 82.10 Henry Hub Natural Gas ($/MMBTU) 5.85 4 8.85 4 6.74 4 7.98 8.92 WTI Crude Oil ($/bbl) 41.48 4 56.62 4 66.38 4 64.78 71.28 PRB 8800 ($/Ton) 5.97 8.06 13.04 8.59 9.25 NAPP 3.0 ($/Ton) 60.25 52.42 43.87 44.59 44.75 ATC HEAT RATES (as of April 30, 2007) PJM West Hub / Tetco M3 (MMBTU/MWh) 6.40 6.30 6.98 6.89 6.53 PJM NiHub / Chicago City Gate (MMBTU/MWh) 5.52 5.52 6.32 6.05 5.65 ERCOT North / Houston Ship Channel (MMBTU/MWh) 7.53 8.21 8.28 8.38 8.18

$3.22 $0.78 $0.67 $1.88 $0.60 - $0.65 $3.40 - $3.60 $4.00 - $4.30 $0.10 - $0.20 2006 Operating EPS Actual 2007 Operating EPS Guidance (1) $ / Share ComEd PECO ExGen HoldCo/Other $0.60 - $0.63 NOTE: See "Key Assumptions" slide in Appendix Earnings Guidance 2007 - 2011 Exelon Generation ComEd PECO Exelon expects to see robust earnings growth over next five years driven by Exelon Generation and ComEd's recovery Operating EPS (1): $4.00 - $4.30 per share GAAP EPS (1): $4.10 - $4.40 per share 2007 Operating Earnings Guidance ComEd regulatory recovery plan Improving market fundamentals Gas prices Capacity values Heat rates End of IL and PA transition periods Carbon regulation Earnings Drivers

2011 Balance Sheet Capacity (Illustrative) Exelon expects to create substantial incremental balance sheet capacity over the next five years, based on planning assumptions Potential Uses of Balance Sheet Capacity Acquisitions or other growth opportunities Future unfunded liabilities Buffer against potentially lower commodity prices Share repurchases or other value return options (1) Available Cash = Cash Flow from Operations - CapEx - Dividends +/- Net Financings. Cash Flow from Operations = Net cash flows provided by operating activities less net cash flows used in investing activities other than capital expenditures. Net Financing (excluding Dividends) = Net cash flows used in financing activities excluding dividends paid on common stock. Assumes annualized dividend of $1.76 per share in 2007, growing 5% annually; actual amounts may vary, subject to board approval (2) Assumes regulatory recovery plan at ComEd (3) See FFO Calculation and Ratios definitions in Appendix. Adjusted FFO / Debt includes: debt equivalents for purchased power agreements, unfunded pension and other postretirement benefits obligations, capital adequacy for energy trading, and related imputed interest S&P "BBB" Target Range Unadjusted FFO / Debt (2) Adjusted FFO / Debt (2) (3) Available Cash ($ B) (1) (2) 2011 FFO / Debt (Forecasted) (3)

Exelon.

Projected 2007 Key Credit Measures

		With PPA & Pension / OPEB (1)	Without PPA & Pension / OPEB	S&P Credit Ratings (2)	"BBB" Target Range (3)
Exelon Cons:	FFO / Interest	4.8x	6.2x	**BBB**	3.2x – 4.5x
	FFO / Debt	24%	32%		20% – 30%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 58%	74%	68%		55% – 45%
Generation:	FFO / Interest	8.2x	15.3x	**BBB+**	3.5x – 5.5x
	FFO / Debt	47%	98%		25% – 40%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 35%	58%	37%		52% – 42%
ComEd:	FFO / Interest	2.4x	2.6x	**BBB**	3.5x – 5.5x
	FFO / Debt	9%	11%		25% – 40%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 43%	66%	59%		52% – 42%
PECO:	FFO / Interest	3.9x	4.1x	**A-**	2.5x – 3.5x
	FFO / Debt	15%	15%		12% – 20%
	Rating Agency Debt Ratio Adjusted Book Debt Ratio: 53%	58%	55%		62% – 52%

Exelon's balance sheet is strong

Notes: Exelon, ComEd and PECO metrics exclude securitization debt. See Appendix for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio reconciliations to GAAP

(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits (OPEB) obligations, and capital adequacy for energy trading. Debt is imputed for estimated pension and OPEB obligations by operating company

(2) Current senior unsecured ratings for Exelon and Generation and senior secured ratings for ComEd and PECO as of 5/4/07

(3) Based on S&P Business Profiles: 7 for Exelon, 8 for Generation and ComEd, and 4 for PECO

28

Strategic Direction - Protect Today's Value Competition has significantly reduced wholesale prices, improved operating performance and spurred growth in energy supply Deliver superior operating performance Keep the lights on Continue nuclear excellence Support competitive markets Maintain/bolster PJM Step up advocacy Encourage market-based new entry Enhance auction construct Participate in competitive new entry Protect the value of our generation Optimize the generation portfolio Hedge market risk appropriately Build healthy, self-sustaining delivery companies ComEd - fight rate freeze legislation, seek long-term peace and drive path to financial health PECO - maintain performance and prepare for 2011 transition to market

And Grow Long-Term Value Exelon is finding ways to advance an environmental strategy that also complements our business strategy Take the organization to the next level of performance Foster positive employee relations Require accountability for results and values Acquire, develop and retain key talent Continuously improve productivity Align our financial management policies with the changing profile of our company Rigorously evaluate new growth opportunities Generation Transmission Distribution Advance an environmental strategy that leverages our carbon position

Appendix - Financial and Operational Statistics

Key Assumptions 2005 Actual 2006 Actual 2007 Est. Nuclear Capacity Factor (%)(1) 93.5 93.9 94.0 Total Genco Sales Excluding Trading (GWhs) 194,337 190,680 184,500 Total Genco Sales to Energy Delivery (GWhs) 121,961 119,354 40,500 (5) Total Genco Market and Retail Sales (GWhs)(2) 72,376 71,326 144,000 Henry Hub Gas Price ($/mmBtu) 8.85 6.74 8.00 PJM West Hub ATC Price ($/MWh) 60.92 51.07 59.50 Tetco M3 Gas Price ($/mmBtu) 9.67 7.31 9.00 PJM West Hub Implied ATC Heat Rate (mmbtu/MWh) 6.30 6.98 6.60 NI Hub ATC Price ($/MWh) 46.39 41.42 44.00 Chicago City Gate Gas Price ($/mmBtu) 8.41 6.56 7.60 NI Hub Implied ATC Heat Rate (mmbtu/MWh) 5.52 6.32 5.80 PJM East Capacity Price ($/MW-day) 0.13 1.75 44.30 PJM West Capacity Price ($/MW-day) 0.13 1.75 16.60 Electric Volume Retention (%) PECO 95 98 98 ComEd 79 77 53 Electric Delivery Growth (%)(3) PECO 0.9 1.2 0.6 ComEd 1.3 0.6 0.9 Effective Tax Rate (%)(4) 37.5 37.0 37.0 Excludes Salem 2007 estimate includes Illinois Auction Sales Weather-normalized retail load growth Excludes results related to investments in synthetic fuel-producing facilities Sales to PECO only Notes: 2005 and 2006 prices are average for the year 2007 prices reflect observable prices as of 9/14/06

FFO Calculation and Ratios FFO Calculation Net Income Add back non-cash items: + Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest + Change in Deferred Taxes + Gain on Sale and Extraordinary Items - Transition Bond Principal Paydown = FFO FFO Interest Coverage FFO + Adjusted Interest Adjusted Interest Net Interest Expense (Before AFUDC & Cap. Interest) - Transition Bond Interest Expense + 6% of Present Value (PV) of Operating Leases + Interest on imputed debt related to PV of Purchased Power Agreements (PPA), unfunded Pension and Other Postretirement Benefits (OPEB) obligations, and Capital Adequacy for Energy Trading (2) = Adjusted Interest FFO Debt Coverage FFO Debt Coverage FFO Debt Coverage FFO Adjusted Debt (1) Adjusted Debt (1) Adjusted Debt (1) Debt: Debt: Debt: + LTD + LTD + LTD + STD + STD + STD - Transition Bond Principal Balance - Transition Bond Principal Balance - Transition Bond Principal Balance Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: Add off-balance sheet debt equivalents: + A/R Financing + A/R Financing + A/R Financing + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + PV of Operating Leases + 70% of PV of Purchased Power Agreements (2) + Unfunded Pension and OPEB obligations (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) + Capital Adequacy for Energy Trading (2) = Adjusted Debt = Adjusted Debt = Adjusted Debt Debt to Total Cap Debt to Total Cap Adjusted Book Debt Rating Agency Debt Total Adjusted Capitalization Rating Agency Capitalization Debt: Adjusted Book Debt + LTD + Off-balance sheet debt equivalents (2) + STD - Transition Bond Principal Balance = Adjusted Book Debt = Rating Agency Debt Capitalization: Total Adjusted Capitalization + Total Shareholders' Equity Goodwill + Preferred Securities of Subsidiaries + Off-balance sheet debt equivalents (2) + Adjusted Book Debt - Equity adjustment for unfunded pension and OPEB obligations = Total Adjusted Capitalization = Total Rating Agency Capitalization Note: FFO and Debt related to non-recourse debt are excluded from the calculations (1) Use current year-end adjusted debt balance (2) Metrics are calculated in presentation unadjusted and adjusted for debt equivalents and related interest for PPAs, unfunded Pension and OPEB obligations, and Capital Adequacy for Energy Trading

Energy Policy Act - Nuclear Incentives Production Tax Credit (PTC) $18 per MWh, 8 year PTC for first 6,000 MWe of new capacity Cap of $125M per 1,000 MWe of capacity per year Protects against a decrease in market prices and revenues earned Significantly improves EPS Benefit will be allocated/ prorated among those who: File COL by year-end 2008 Begin construction (first safety-related concrete) by 1/1/2014 Place unit into service by 1/1/2021 Government Loan Guarantee Results in ability to obtain non-recourse project financing Up to 80% of the project cost, repayment within 30 years or 90% of the project life Need clarification of implementation specifics Availability of funds to nuclear projects at risk given latest program guidelines Regulatory Delay "Backstop" "Insurance" protecting against regulatory delays in commissioning a completed plant First two reactors would receive immediate "standby interest coverage" including replacement power up to $500M The next four reactors would be covered up to $250M after six months of delay Energy Policy Act provides financial incentives and reduced risk by way of production tax credits and loan guarantees

2007 Exelon IR Calendar Second Quarter April 25: 1Q Earnings Release May: EEI Finance Committee Meeting Highlighted Topics 1Q performance Operating Company updates Market fundamentals IL update Third Quarter July: 2Q Earnings Release Fourth Quarter October: 3Q Earnings Release November: EEI Financial Conference December: Annual Investor Conference Highlighted Topics 3Q performance Strategic outlook 2008 earnings guidance Operating Company updates Value Return plan Highlighted Topics 2Q performance Operating Company updates Market fundamentals ComEd rate filings; IL update Value Return plan Exelon's support of competitive power markets and its environmental strategy will also be continuing themes throughout 2007

Appendix - GAAP Reconciliation

GAAP EPS Reconciliation 2000-2002

GAAP EPS Reconciliation 2003-2005

GAAP Earnings Reconciliation Year Ended December 31, 2006 (in millions) ExGen ComEd PECO Other Exelon 2006 GAAP Reported Earnings (Loss) $1,407 $(112) $441 $(144) $1,592 Mark-to-market (61) 3 - - (58) Investments in synthetic fuel-producing facilities - - - 24 24 Charges associated with now terminated merger with PSEG 8 4 10 36 58 Severance charges 9 4 4 1 18 Nuclear decommissioning obligation reduction (89) - - - (89) Recovery of debt costs at ComEd - (52) - - (52) Impairment of ComEd's goodwill - 776 - - 776 Recovery of severance costs at ComEd - (95) - - (95) Impairment of Generation's investments in TEG and TEP 1 - - - 1 2006 Adjusted (non-GAAP) Operating Earnings (Loss) $1,275 $528 $455 $(83) $2,175 Note: Amounts may not add due to rounding

GAAP EPS Reconciliation Year Ended December 31, 2006 ExGen (1) ComEd (1) PECO (1) Other (1) Exelon 2006 GAAP Reported EPS $2.08 (0.17) 0.65 (0.21) $2.35 Mark-to-market (0.09) - - - (0.09) Investments in synthetic fuel-producing facilities - - - 0.04 0.04 Charges related to proposed now terminated merger with PSEG 0.01 0.01 0.01 0.05 0.09 Severance charges 0.01 0.01 0.01 - 0.03 Nuclear decommissioning obligation reduction (0.13) - - - (0.13) Recovery of debt costs at ComEd - (0.08) - - (0.08) Impairment of ComEd's goodwill - 1.15 - - 1.15 Recovery of Severance Costs at ComEd - (0.14) - - (0.14) 2006 Adjusted (non-GAAP) Operating EPS $1.88 $0.78 0.67 (0.11) $3.22 Note: Amounts may not add due to rounding Amounts shown per Exelon share and represent contributions to Exelon's EPS

GAAP EPS Reconciliation 3 Months Ended March 31, 2006 and 2007 Exelon 2006 GAAP Reported EPS $0.59 Mark-to-market 0.03 Investments in synthetic fuel-producing facilities (0.02) Charges related to now terminated merger with PSEG 0.01 Settlement of a tax matter at Generation related to Sithe 0.01 2006 Adjusted (non-GAAP) Operating EPS $0.62 Note: Amounts may not add due to rounding 2007 Adjusted (non-GAAP) Operating EPS $1.07 Mark-to-market (0.10) Investments in synthetic fuel-producing facilities 0.03 Sale of Generation's investments in TEG and TEP 0.01 Settlement of a tax matter at Generation related to Sithe 0.01 2007 GAAP Reported EPS $1.02

2007 Earnings Outlook Exelon's outlook for 2007 adjusted (non-GAAP) operating earnings excludes the earnings impacts of the following: mark-to-market adjustments from economic hedging activities investments in synthetic fuel-producing facilities significant impairments of intangible assets, including goodwill significant changes in decommissioning obligation estimates other unusual items any future changes to GAAP GAAP guidance excludes the impact of unusual items which the Company is unable to forecast, including any future changes to GAAP Both our operating earnings and GAAP earnings guidance are based on the assumption of normal weather

Net income (loss) +/- Cumulative effect of changes in accounting principle +/- Discontinued operations +/- Minority interest + Income taxes Income (loss) from continuing operations before income taxes and minority interest + Interest expense + Interest expense to affiliates - Interest income from affiliates + Depreciation and amortization Earnings before interest, taxes, depreciation and amortization (EBITDA) Reconciliation of Net Income to EBITDA